Exhibit 10.2

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Double asterisks denote omissions.

FOURTH AMENDMENT TO
SECOND AMENDED AND RESTATED DISTRIBUTION AGREEMENT
This Fourth Amendment to Second Amended and Restated Distribution Agreement (this “Amendment”) is between The Medicines Company, a Delaware corporation with offices at 8 Sylvan Way, Parsippany, NJ 07054 (“MDCO”), and Integrated Commercialization Solutions, Inc., a California corporation with offices at 3101 Gaylord Parkway, Frisco, TX 75034 (“Distributor”). This Amendment is effective as of May 1st, 2013 (the “Amendment Effective Date”). MDCO and Distributor shall, at times throughout this Amendment, be referred to individually as a “Party” and collectively as the “Parties”.
RECITALS

A.
MDCO and Distributor are parties to a Second Amended and Restated Distribution Agreement effective as of October 1, 2010, as amended by the First Amendment dated July 1, 2011, the Second Amendment dated September 1, 2011 and the Third Amendment dated April 23, 2012 (the “Agreement”);

B.	Under the Agreement, among other things, MDCO engaged Distributor to perform distribution services for certain of MDCO’ s pharmaceutical products; and

C.	The Parties now wish to amend the Agreement in certain respects.
AMENDMENT
NOW THEREFORE, the parties agree as follows:

1.
Defined Terms. Capitalized terms in this Amendment that are not defined in this Amendment have the meanings given to them in the Agreement. If there is any conflict between the Agreement and any provision of this Amendment, this Amendment will control.

2.	Section 6.1. Section 6.1.1 (c) of the Agreement is deleted in its entirety and replaced with the following:
MDCO owns or holds the duly approved Biologics License Application (as such term is used in the Public Health Service Act, Title 21, United States Code), or the duly approved New Drug Application or Abbreviated New Drug Application (as such terms are used in the Federal Food, Drug and Cosmetic Act, Title 21, United States Code), for Angiomax® (bivalirudin) and Cleviprex® (clevidipine), and no drug pedigree or prior sales history for any of the other

Products listed on Revised Schedule B is required to be provided in connection with the distribution of such Products under applicable federal or state drug pedigree laws.

3.	Exhibit B. The Parties agree that Exhibit B to the Agreement is hereby deleted in its entirety and replaced with the attached Revised Exhibit B.

4.	Exhibit D. The Parties agree that Exhibit D to the Agreement is hereby deleted in its entirety and replaced with the attached Revised Exhibit D.

5.
No Other Changes. Except as otherwise provided in this Amendment, the terms and conditions of the Agreement will continue in full force, nothing in the Amendment modifies any term or provision in the Agreement or the Continuing Guaranty.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Amendment Effective Date.

INTEGRATED COMMERCIALIZATION SOLUTIONS, INC.	THE MEDICINES COMPANY
By: /s/ Stephen W. McKinnon	By: /s/ Tanya Quinn 4/29/13
Name: Stephen W. McKinnon	Name: Tanya Quinn
Title: SVP, GM	Title: VP, Global Distribution & Supply Chain

REVISED EXHIBIT B
Product List

Product Name:	ANGIOMAX® (bivalirudin) for Injection
NDC#	65293-001-01
Drug Type:	RX
Sellable Package Size:	Carton (10 single use vials)
Dosage Form:	250mg vial
Current WAC Price*:	$[**] per Carton, (*which may change from time to time at MDCO’s sole discretion)
Case Pack Size	Thirty (30) Cartons
Shipping and Storage Requirements:	20 to 25ºC

Product Name:	ANGIOMAX® (bivalirudin) Nova Plus for Injection
NDC#	65903-004-22
Drug Type:	RX
Sellable Package Size:	Carton (10 single use vials)
Dosage Form:	250mg vial
Current WAC Price*:	$[**] per Carton, (*which may change from time to time at MDCO’s sole discretion)
Case Pack Size	Thirty (30) Cartons
Shipping and Storage Requirements:	20 to 25ºC

Product Name:	ARGATROBAN for Injection
NDC#	42367-203-84
Drug Type:	RX
Sellable Package Size:	Carton (10 single use vials)
Dosage Form:	50mg vial
Current WAC Price*:	$[**] Carton, (*which may change from time to time at MDCO’s sole discretion)
Case Pack Size	Four (4) Cartons
Shipping and Storage Requirements:	20 to 25ºC

Product Name:	Cleviprex® (clevidipine) Injectable Emulsion
NDC#	6593-005-11
Drug Type:	RX
Sellable Package Size:	Carton (10 single use vials)
Dosage Form:	50mg vial
Current WAC Price*:	$[**] Carton, (*which may change from time to time at MDCO’s sole discretion)
Case Pack Size	Six (6) Cartons
Shipping and Storage Requirements:	2 to 8ºC

Product Name:	Cleviprex® (clevidipine) Injectable Emulsion
NDC#	6593-005-55
Drug Type:	RX
Sellable Package Size:	Carton (10 single use vials)
Dosage Form:	25mg vial
Current WAC Price*:	$[**] Carton, (*which may change from time to time at MDCO’s sole discretion)
Case Pack Size	Twelve (12) Cartons
Shipping and Storage Requirements:	2 to 8ºC

Product Name:	Rocuronium 50mg/5ml (2-8C)
NDC#	6529342610
Drug Type:	RX
Sellable Package Size:	Carton (10 single use vials)
Dosage Form:	50mg vial 10mg/ml
Current WAC Price*:	$[**]
Case Pack Size	48 cartons
Shipping and Storage Requirements:	2 to 8ºC

Product Name:	Rocuronium 100mg/10ml
NDC#	6529342710
Drug Type:	RX
Sellable Package Size:	Carton (10 single use vials)
Dosage Form:	100mg vial 10mg/ml
Current WAC Price*:	$[**]
Case Pack Size	48 cartons
Shipping and Storage Requirements:	2 to 8ºC

Product Name:	Ondansetron 4mg/2ml
NDC#	6529337325
Drug Type:	RX
Sellable Package Size:	Carton (25 single use vials)
Dosage Form:	4mg vial 2mg/ml
Current WAC Price*:	$[**]
Case Pack Size	40 cartons
Shipping and Storage Requirements:	20 to 25ºC PROTECT FROM LIGHT

Product Name:	Ondansetron 40mg/20ml
NDC#	6529337401
Drug Type:	RX
Sellable Package Size:	Carton (1 single use carton)
Dosage Form:	40mg vial 2mg/ml
Current WAC Price*:	$[**]

Case Pack Size	100 cartons
Shipping and Storage Requirements:	20 to 25ºC PROTECT FROM LIGHT

Product Name:	Midazolam 2mg/2ml CIV
NDC#	6529341125
Drug Type:	RX
Sellable Package Size:	Carton (25 single use vials)
Dosage Form:	2mg vial 1mg/1ml
Current WAC Price*:	$[**]
Case Pack Size	40 cartons
Shipping and Storage Requirements:	20 to 25ºC

Product Name:	Midazolam 10mg/2m CIV
NDC#	6529341210
Drug Type:	RX
Sellable Package Size:	Cartons (10 single use vials)
Dosage Form:	10mg vial 1mg/1ml
Current WAC Price*:	$[**]
Case Pack Size	48 cartons
Shipping and Storage Requirements:	20 to 25ºC

Product Name:	Midazolam 10mg/2ml CIV
NDC#	6529341310
Drug Type:	RX
Sellable Package Size:	Carton (10 single use vials)
Dosage Form:	10mg vial 5mg/1ml
Current WAC Price*:	$[**]
Case Pack Size	48 cartons
Shipping and Storage Requirements:	20 to 25ºC
Product Name:	Midazolam 25mg/5ml CIV
NDC#	6529341410
Drug Type:	RX
Sellable Package Size:	Carton (10 single use vials)
Dosage Form:	25mg vial 5mg/ml
Current WAC Price*:	$[**]
Case Pack Size	48 cartons
Shipping and Storage Requirements:	20 to 25ºC

Product Name:	Midazolam 50mg/10ml CIV
NDC#	6529341510
Drug Type:	RX

Sellable Package Size:	Carton (10 single use vials)
Dosage Form:	50mg vial 5mg/ml
Current WAC Price*:	$[**]
Case Pack Size	48 cartons
Shipping and Storage Requirements:	20 to 25ºC

Product Name:	Midazolam 5mg/5ml CIV
NDC#	6529341625
Drug Type:	RX
Sellable Package Size:	Carton (25 single use vials)
Dosage Form:	5mg vial 1mg/1ml
Current WAC Price*:	$[**]
Case Pack Size	30 cartons
Shipping and Storage Requirements:	20 to 25ºC

Product Name:	Midazolam 5mg/1ml CIV
NDC#	6529341725
Drug Type:	RX
Sellable Package Size:	Carton (25 single use vials)
Dosage Form:	5mg vial 5mg/1ml
Current WAC Price*:	$[**]
Case Pack Size	40 cartons
Shipping and Storage Requirements:	20 to 25ºC

Product Name:	Recothrom Spray Kit Only
NDC#	28400070017
Drug Type:	RX
Sellable Package Size:	Carton
Dosage Form:	N/A
Current WAC Price*:	$[**]
Case Pack Size	6 cartons
Shipping and Storage Requirements:	20 to 25ºC

Product Name:	Recothrom 5,000 IU Kit
NDC#	28400010541
Drug Type:	RX
Sellable Package Size:	Carton
Dosage Form:	5,000 IU
Current WAC Price*:	$[**]
Case Pack Size	12 cartons
Shipping and Storage Requirements:	20 to 25ºC

Product Name:	Recothrom 20,000 IU Kit
NDC#	28400012041
Drug Type:	RX
Sellable Package Size:	Carton
Dosage Form:	20,000 IU
Current WAC Price*:	$[**]
Case Pack Size	6 cartons
Shipping and Storage Requirements:	20 to 25ºC

Product Name:	Recothrom 20,000 IU Kit w/spray
NDC#	28400012050
Drug Type:	RX
Sellable Package Size:	Carton
Dosage Form:	20,000 IU
Current WAC Price*:	$[**]
Case Pack Size	6 cartons
Shipping and Storage Requirements:	20 to 25ºC

REVISED EXHIBIT D
Fee Schedule

Services	Fee
A. Marketing, Sales, Customer Service and Distribution
Fees include the following	Percentage of WAC (see below)
▪ Warehousing Management and Inventory Administration
▪ Customer Service/Order Entry
▪ Marketing and Distribution Services
▪ Invoicing and Accounts Receivable Management
▪ Direct Account Set Up
▪ Information Technology

Wholesaler Stocking	Percent of WAC
Angiomax and Angiomax NovaPlus	[**]%
Cleviprex	[**]%
Argatroban	[**]%
Recothrom	[**]%

Drop-Shipments / Direct Accounts	Percent of WAC
Angiomax and Angiomax NovaPlus	[**]%
Cleviprex	[**]%
Argatroban	[**]%
Recothrom	[**]%
**Direct to End-User Fee—Cleviprex Only	$[**] shipment additional fee
***Freight Upcharge (does not include Cleviprex	MDCO to reimburse Distributor for upgrade From Ground to Next Day Saver or Next Day Air

Generic Products	Percent of WAC
Fee for Service	[**]%
Prompt Pay Discount	[**]%
B.    Contract Pricing (provided in Section 5.4)
MDCO will reimburse Distributor monthly for any MDCO Contract sales administered as a direct price (anything less than current WAC of the product) at time of sale. Reimbursement amount to Distributor is current WAC at time of contract sale minus contract price.

Any direct pricing will be provided by MDCO to Distributor.
C.    Pricing Actions
Distributor shall realize no benefit or penalty from pricing actions. In the event of a price increase on the Products, Distributor shall deduct the difference in value of the Products held in Distributor inventory held on the day prior to the price increase. For example, the day prior to the price increase the value of the products is $1,000,000 and a 6% price increase raises the value of the same inventory to $1,060,000 on the same number of units of Products. Distributor shall deduct the difference, $60,000, from the next Service Fee.
In the event of a price decrease on the Products, Distributor shall add the difference in value of the Products held in Distributor inventory held on the day prior to the price decrease. For example, the day prior to the price decrease the value of the products is $1,000,000 and a 6% price decrease lowers the value of the same inventory to $940,000 on the same number of units of Products. Distributor shall add the difference, $60,000, to the next Service Fee.
D.    Early Renewal Incentive
In recognition of MDCO’s early renewal of agreement, Distributor will reduce all monthly invoices for the term of this Agreement by an amount equal to $[**] or $[**] over 36 months. This incentive is effective between October 1, 2010 and September 30, 2013.